LATIN AMERICA
                             GROWTH FUND, INC.



                             OCTOBER 31, 1995
                               ANNUAL REPORT











                          IDS INTERNATIONAL INC.
                              MEMBER OF IMRO
                      OFFICES IN LONDON, MINNEAPOLIS,
                           HONG KONG, SINGAPORE


DESCRIPTION OF ARTWORK ON COVER
Graphic image showing Central America and South America.


LATIN AMERICA GROWTH FUND, INC.

                                                                            Page
From the President                                                            1
From the Portfolio Manager                                                    2
Portfolio Highlights                                                          7
Portfolio of Investments                                                      8
Statement of Assets and Liabilities                                          10
Statement of Operations                                                      11
Statement of Changes in Net Assets                                           12
Financial Highlights                                                         13
Notes to Financial Statements                                                14
Quarterly Results of Operations                                              17
Report of Independent Auditors                                               18
Additional Information                                                       19
Results of Shareholder Meeting                                               20

                                 --------

This report is sent to the shareholders of the Latin America Growth Fund, Inc. for their information. It is not a Prospectus, circular or represen-tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


LATIN AMERICA GROWTH FUND, INC.

FROM THE PRESIDENT                                          NOVEMBER, 1995

To Shareholders,

    It is with pleasure that I present the first annual report for the Latin America Growth Fund, Inc. (the "Fund"). As the President and CEO of IDS International, Inc. ("IDSI"), I am excited that we have the opportu-nity to be the investment advisor of this regional fund. The investment advisory agreement was transferred to IDSI following shareholder approval on September 28, 1995. IDSI is a subsidiary of American Express Financial Corporation in Minneapolis, which, with its subsidiaries, owns and manages over $100 billion of assets. Headquartered in London, IDSI also has of-fices in Hong Kong and Singapore.

    The transfer of investment management was executed smoothly. I have highlighted below significant factors that have or have not changed as a result. First, the aspects that have not changed:

    * The Fund is benefited by the continuation of Ian King as portfolio manager. Ian King joined the investment management team at IDSI in June of 1995. His market update follows this letter.

    * The investment objective and policies remain as originally described in the prospectus.

    * Informational updates are still available by calling 1-800-310-8239.

    * Philip H. Didriksen, Jr., Rodman L. Drake, Kathleen C. Holmes-McClave and Peer Pedersen have continued their roles as Directors of the Fund.

    * First Data Investor Services Group, Inc. (formerly known as The Shareholders Services Group, Inc.) maintains the roles of adminis-trator as well as the transfer and dividend paying agent.

    * Boston Safe Deposit and Trust Company is the custodian of Fund as-sets.

    * The ticker symbol for The New York Stock Exchange remains as LLF.

    * As the Fund is also listed on the Osaka Exchange, information can be found utilizing the code 8690.

    ASPECTS THAT HAVE CHANGED INCLUDE:

    * The Fund name has changed to the Latin America Growth Fund, Inc.

    * Andrew Gordon and Kirk Hartman of Lehman Brothers Inc. have resigned as Chairman of the Board, President and Directors of the Fund.

    * I have been elected to serve as the Chairman of the Board and Presi-dent of the Fund.

    * The principal address of the Fund has changed to One Exchange Place, 53 State Street, Boston, MA 02109.

    IDSI is committed to providing quality service to the shareholders of the Fund. If you have requests or comments, please contact us by writing to the address above or calling 612-671-2334.

Sincerely,

Peter L. Lamaison

PETER L. LAMAISON
Chairman of the Board and President


LATIN AMERICA GROWTH FUND, INC.

FROM THE PORTFOLIO MANAGER                                  NOVEMBER, 1995

Dear Shareholder:

    The last year has been one of dramatic events throughout the Latin American region, which have led to very volatile markets. These were re-flected in the fall in net asset value of the Fund during the fiscal year by 17.1%. This compares very favorably with all the regional Latin Ameri-can indices, although the comparison is slightly unfair, given the Fund's bias to smaller companies that are not well represented in the indices. For the record, larger Latin American companies as represented by the Bar-ing Securities Latin America Index fell by 34.5% in dollar terms. Another factor which clearly preserved the Fund's value in falling markets was the retention of a significant portion of the Fund's assets in cash and short term, dollar-denominated investments.

    Without doubt the event that has dominated the last twelve-months in Latin America took place on December 20, 1994, the date of devaluation of the Mexican peso.

MEXICO

    Five days before Christmas the Mexican government was forced to break the crawling currency peg, the arrangement whereby the peso was devalued by a fixed, yet modest, amount every day against the U.S. dollar. The ini-tial 15% devaluation proved insufficient to stem the flow of funds out of the country, and the currency was allowed to float on December 22, 1994.

                       MEXICAN PESO VS. U.S. DOLLAR

DESCRIPTION OF CHART
Line graph showing value of the Mexican Peso compared to the U.S. Dollar for the period from December 2, 1994 to December 1, 1995 using the plot points shown below:

MEXICAN PESO
02/12/94                      3.4385
09/12/94                      3.4485
16/12/94                      3.4635
23/12/94                      4.7
30/12/94                      5.075
06/01/95                      5.35
13/01/95                      5.495
20/01/95                      5.585
27/01/95                      5.735
03/02/95                      5.455
10/02/95                      5.505
17/02/95                      5.725
24/02/95                      5.875
03/03/95                      6.305
10/03/95                      6.3
17/03/95                      6.95
24/03/95                      6.815
31/03/95                      6.755
07/04/95                      6.315
14/04/95                      6.295
21/04/95                      6.055
28/04/95                      5.925
05/05/95                      5.835
12/05/95                      5.925
19/05/95                      5.91
26/05/95                      6.165
02/06/95                      6.185
09/06/95                      6.255
16/06/95                      6.19
23/06/95                      6.24
30/06/95                      6.24
07/07/95                      6.15
14/07/95                      6.011
21/07/95                      6.105
28/07/95                      6.115
04/08/95                      6.145
11/08/95                      6.15
18/08/95                      6.235
25/08/95                      6.32
01/09/95                      6.265
08/09/95                      6.29
15/09/95                      6.28
22/09/95                      6.355
29/09/95                      6.385
06/10/95                      6.535
13/10/95                      6.775
20/10/95                      6.655
27/10/95                      7.065
03/11/95                      7.365
10/11/95                      7.55
17/11/95                      7.63
24/11/95                      7.665
01/12/95                      7.565

                                 Source -- Bloomberg Financial Markets

    While foreigners were initially blamed for the overwhelming pressure on the peso in December, recent theories suggest that the pressure came more from local investors. The combination of poor political news, the perception that the peso was overvalued, and a large deficit on the cur-rent account -- the balance of trade including services -- meant that the government had to continually draw down foreign currency reserves to sup-port the currency. The critical point came when reserves had reputedly fallen below $3 billion, as the government attempted to substitute the capital account flows that had then offset the current account deficit. Once the peso was allowed to float, questions were immediately raised about Mexico's ability to finance its external debt.

    As President Zedillo and President Clinton, with the help of the In-ternational Monetary Fund, put together a package of international aid to enable Mexico to reschedule and lengthen the maturity of its foreign debt, the domestic economy collapsed. The trough probably came in the second quarter, when gross domestic product ("GDP") contracted by 10.5%, but against this background inflation continues to be a problem. To hold down prices and support the peso, interest rates have had to remain high, but this is delaying economic recovery. There has been some good news in the form of the renegotiation of the pacto, the agreement between government and unions on prices and public expenditure. This at least provides a framework for economic planning, although the government's fiscal collec-tion and GDP growth forecasts for next year may be a little optimistic.

    Inflation will be the important economic issue in the coming year. It will be the key determinant of the government's ability to ease monetary policy and promote the return to growth. With the peso still subject to sporadic attacks, the Mexican government will have little option but to maintain a tight grip on the economy, and although this may be painful in the short term, it could be beneficial as price pressures are squeezed out.

                 MEXICO -- MONTH ON MONTH INFLATION (CPI)

DESCRIPTION OF CHART
Bar graph showing Mexico's Month on Month Inflation for the period from February 1990 to September 1995 using the plot points shown below:

Feb-90                         2.27%
Mar-90                         1.77%
Apr-90                         1.51%
May-90                         1.75%
Jun-90                         2.21%
Jul-90                         1.81%
Aug-90                         1.70%
Sep-90                         1.43%
Oct-90                         1.44%
Nov-90                         2.65%
Dec-90                         3.16%
Jan-91                         2.55%
Feb-91                         1.74%
Mar-91                         1.43%
Apr-91                         1.04%
May-91                         0.99%
Jun-91                         1.05%
Jul-91                         0.87%
Aug-91                         0.70%
Sep-91                         0.99%
Oct-91                         1.17%
Nov-91                         2.47%
Dec-91                         2.36%
Jan-92                         1.82%
Feb-92                         1.18%
Mar-92                         1.02%
Apr-92                         0.89%
May-92                         0.66%
Jun-92                         0.68%
Jul-92                         0.64%
Aug-92                         0.61%
Sep-92                         0.87%
Oct-92                         0.72%
Nov-92                         0.84%
Dec-92                         1.42%
Jan-93                         1.25%
Feb-93                         0.82%
Mar-93                         0.58%
Apr-93                         0.58%
May-93                         0.57%
Jun-93                         0.56%
Jul-93                         0.48%
Aug-93                         0.53%
Sep-93                         0.75%
Oct-93                         0.39%
Nov-93                         0.45%
Dec-93                         0.75%
Jan-94                         0.78%
Feb-94                         0.51%
Mar-94                         0.51%
Apr-94                         0.50%
May-94                         0.48%
Jun-94                         0.50%
Jul-94                         0.44%
Aug-94                         0.47%
Sep-94                         0.71%
Oct-94                         0.52%
Nov-94                         0.54%
Dec-94                         0.88%
Jan-95                         3.76%
Feb-95                         4.24%
Mar-95                         5.90%
Apr-95                         7.96%
May-95                         4.18%
Jun-95                         3.17%
Jul-95                         2.04%
Aug-95                         1.66%
Sep-95                         2.07%

                                 Source -- Bloomberg Financial Markets

    The Mexican devaluation gave rise to what is now referred to as the "Tequila Effect." All the other Latin American markets followed Mexico down, with some of the most severe pressure being placed on Argentina.

ARGENTINA

    An overvalued currency and a deficit on the current account were seen as sure signs that Argentina would follow Mexico. Although the current ac-count deficit was relatively small, as a percentage of GDP, the Argentine peso was perceived as even more expensive than the Mexican peso. Having been pegged to the dollar since March 1991, during which time Argentine inflation had outstripped U.S. inflation by almost 60%, devaluation seemed inevitable when money started leaving Latin America as a whole.

    However, one tenet of the 1991 Convertibility Plan enabled Economy Minister Cavallo to avoid devaluation: the stipulation that every peso in the Argentine economy must be backed by one dollar of reserves. This has enabled the peg to persist, and government commitment to it remains as solid as ever. With foreign sources of capital having dried up, however, the economy has followed Mexico into recession, and the government is now looking to ways to promote a return to growth next year. Against this backdrop, and with continuing political rumors about the relationship be-tween President Menem and his Economy Minister, the market has been char-acterized by a downward drift in both prices and volume.

BRAZIL

    Economically, Brazil was the least affected of the principal Latin American economies by the Mexican devaluation. Indeed, in the quarter fol-lowing the move, the Brazilian economy showed distinct signs of overheat-ing, with growth of 8.9%. In these circumstances inflation remained around 2% a month -- a long way from the levels of last year, but still a source of concern. This in turn gave rise to higher interest rates, and a subse-quent drop in economic activity, but promoted currency stability.

    In spite of the changing economic conditions over the last year, Bra-zil remains the one major economy in Latin America yet to undergo liberal-ization of the state sector in the form of privatization. The equity mar-ket remains dominated by companies in which the government is the major shareholder. The transfer of ownership of these companies to private hands will take some time yet, but as this process evolves it should provide some impetus to the market as a swathe of Brazilian industry becomes more efficient.

CHILE

    It is a reflection of the good condition of the Chilean economy that the principal problem the central bank has had to deal with has been the strength of the Chilean peso. Such has been the demand for Chilean assets that the peso's rise had to be halted by government measures to reduce foreign inflows, which had been attracted by the country's consistent high growth and relatively benign inflation.

                          CHILEAN PESO VS. U.S. DOLLAR

DESCRIPTION OF CHART
Line graph showing value of the Chilean Peso compared to the U.S. Dollar for the period from November 4, 1994 to October 26, 1995 using the plot points shown below:

CHILEAN PESO
04-Nov                       411.06
11-Nov                       416
18-Nov                       414.27
25-Nov                       415.45
02-Dec                       400.65
09-Dec                       398.38
16-Dec                       402.57
23-Dec                       402.65
30-Dec                       402.92
06-Jan                       404.4
13-Jan                       407.48
20-Jan                       406.15
27-Jan                       407.03
03-Feb                       409.06
10-Feb                       409.56
17-Feb                       410
24-Feb                       411.29
02-Mar                       411.94
09-Mar                       415.41
16-Mar                       410.78
23-Mar                       408.16
30-Mar                       405.22
06-Apr                       395.67
13-Apr                       395
20-Apr                       391.1
27-Apr                       388.2
04-May                       381.97
11-May                       374.96
18-May                       377.61
25-May                       375.73
01-Jun                       377.15
08-Jun                       372.75
15-Jun                       371.04
22-Jun                       373.27
29-Jun                       374.48
06-Jul                       376.14
13-Jul                       375.47
20-Jul                       377.35
27-Jul                       378
03-Aug                       379.83
10-Aug                       383.69
17-Aug                       385
24-Aug                       389.66
31-Aug                       393.53
07-Sep                       393.08
14-Sep                       395.56
21-Sep                       392.14
28-Sep                       396.74
05-Oct                       402.31
12-Oct                       403.4
19-Oct                       408.28
26-Oct                       415.04

                                 Source -- Bloomberg Financial Markets

(The above chart shows U.S. dollars per Chilean peso, indicating a strengthening peso when the line is rising, and weakening when the line is falling.)

    Such has been the relatively rapid weakening of the peso that the gov-ernment may in the future be faced with the problem of slightly higher in-flation than expected. This is based on a greater competitiveness for Chilean exporters. Once again, it is a measure of Chile's success that the problem might manifest itself in only a one or two percentage point in-crease in inflation over the course of the year. Other Latin American gov-ernments would no doubt be delighted if this were their problem.

PERU

    Having been the fastest growing economy in the world in 1994, Peru has slowed to a more manageable pace, although growth remains above 5%. At the same time inflation is under control, and the commitment of President Fu-jimori to reform continues to draw praise. The only problem that has arisen, and the one that has attracted unfair comparisons with other Latin American countries, is that of growing current account deficits. Once this statistic has stabilized, the equity market should see a return of the op-timistic mood that has prevailed for most of the last two years.

                         PERU -- CURRENT ACCOUNT (5M)

DESCRIPTION OF CHART
Bar graph showing Peru's Current Account deficits for the four quarters of 1993, the four quarters of 1994 and the first two quarters of 1995 using the plot points shown below:

PERU CURRENT ACCOUNT
93q1                            -172
93q2                            -555
93q3                            -354
93q4                            -597
94q1                            -346
94q2                            -573
94q3                            -398
94q4                            -870
95q1                            -794
95q2                          -1,041

                                 Source -- Bloomberg Financial Markets

COLOMBIA

    Colombia has been beset by rumors concerning the financing of Presi-dent Samper's election campaign. While the economy has remained vibrant, the President's position has become increasingly threatened, with a number of high profile resignations in his administration. The allegations sur-rounding the President's election campaign concerns the payments made which purportedly originated from the Cali drug cartel. There is a growing tide of public opinion that he should resign, and this has weighted down the equity market.

                                  OUTLOOK

    In our view, 1996 should see the three largest economies in Latin America begin to recover. Following very severe recessions in the second half of 1995, we expect a return to growth and to see improving fortunes for Latin American companies. Against this background the current very low valuation levels of these companies' stocks, and particularly the stocks of small and medium sized companies, may once again appear attractive. However, until there are clearer signs of recovery, with greater stability in currencies particularly, stocks may continue to mark time.

    The equity portfolio of the Fund consists of a broadly diversified portfolio of well-managed small and medium sized companies. The majority of the Fund's holdings are characterized by relatively low levels of debt, and low valuations. We anticipate these companies may be well positioned to benefit from the recovery and continued development of the Latin Ameri-can region in the coming years.

                      MEXICO -- INDUSTRIAL PRODUCTION
                            YEAR ON YEAR CHANGE

DESCRIPTION OF CHART
Bar graph showing Mexico's Industrial Production for the period from Janu-ary 1994 to July 1995 using the plot points shown below:

Jan-94                         -0.16%
Feb-94                          0.65%
Mar-94                         -1.59%
Apr-94                          6.48%
May-94                          3.38%
Jun-94                          4.94%
Jul-94                          5.04%
Aug-94                         10.42%
Sep-94                          6.74%
Oct-94                          7.16%
Nov-94                          6.25%
Dec-94                          0.08%
Jan-95                          3.76%
Feb-95                         -1.13%
Mar-95                         -4.10%
Apr-95                        -13.97%
May-95                         -8.92%
Jun-95                        -11.76%
Jul-95                        -11.91%

                    ARGENTINA -- INDUSTRIAL PRODUCTION
                            YEAR ON YEAR CHANGE

DESCRIPTION OF CHART
Bar graph showing Argentina's Industrial Production for the period from January 1994 to July 1995 using the plot points shown below:

Jan-94                         10.95%
Feb-94                          6.75%
Mar-94                          5.48%
Apr-94                          3.07%
May-94                          8.09%
Jun-94                          1.41%
Jul-94                         -0.26%
Aug-94                          5.31%
Sep-94                          4.73%
Oct-94                          4.87%
Nov-94                          4.09%
Dec-94                          2.25%
Jan-95                         -6.77%
Feb-95                         21.08%
Mar-95                          2.64%
Apr-95                         -4.88%
May-95                         -3.32%
Jun-95                         -3.57%
Jul-95                         -3.72%

                      BRAZIL -- INDUSTRIAL PRODUCTION
                            YEAR ON YEAR CHANGE

DESCRIPTION OF CHART
Bar graph showing Brazil's Industrial Production for the period from Janu-ary 1994 to July 1995 using the plot points shown below:

Jan-94                          1.26%
Feb-94                          1.81%
Mar-94                         -2.08%
Apr-94                         -3.90%
May-94                         -4.79%
Jun-94                         -4.96%
Jul-94                         -5.43%
Aug-94                         -4.84%
Sep-94                         -3.94%
Oct-94                         -3.14%
Nov-94                         -2.54%
Dec-94                         -1.82%
Jan-95                          7.57%
Feb-95                         10.15%
Mar-95                          9.16%
Apr-95                          9.36%
May-95                          5.68%
Jun-95                          4.46%
Jul-95                          3.71%

                    ARGENTINA -- INDUSTRIAL PRODUCTION
                            YEAR ON YEAR CHANGE

DESCRIPTION OF CHART
Bar graph showing Chile's Industrial Production for the period from Janu-ary 1994 to July 1995 using the plot points shown below:

Jan-94                          4.50%
Feb-94                          1.39%
Mar-94                          1.83%
Apr-94                          1.62%
May-94                          9.14%
Jun-94                          1.82%
Jul-94                         -2.19%
Aug-94                          2.81%
Sep-94                          1.50%
Oct-94                          1.22%
Nov-94                          2.20%
Dec-94                         -0.90%
Jan-95                          3.97%
Feb-95                          2.01%
Mar-95                          3.97%
Apr-95                          3.66%
May-95                          5.02%
Jun-95                          5.35%
Jul-95                          5.77%
Aug-95                          1.52%

                                      Source -- Bloomberg Financial Markets

                                 STRATEGY

    Well-managed small and medium sized companies will remain the focus of the Fund. Emphasis will continue to be placed on creating a broadly diver-sified portfolio of investments that will benefit from the long term evo-lution of the Latin American economies. Low debt and attractive valuations are just two of the characteristics that we will continue to seek in new investment opportunities as they present themselves. These features have served the Fund well, and this should continue to be the case.

Sincerely,

Ian King

IAN KING
Portfolio Manager

LATIN AMERICA GROWTH FUND, INC.

PORTFOLIO HIGHLIGHTS                                      OCTOBER 31, 1995

                      ASSET DISTRIBUTION (BY COUNTRY)
                  Percentages based on total investments

DESCRIPTION OF CHART
Pie chart broken into pieces using the figures below:

Brazil                          25.3%
Argentina                       23.2%
Peru                            14.3%
Mexico                           9.6%
Colombia                         2.7%
United States                   19.3%
Chili                            5.6%

                    ASSET DISTRIBUTION (BY INSTRUMENT)
                  Percentages based on total investments

DESCRIPTION OF CHART
Pie chart broken into pieces using the figures below:

Common Stocks                                         55.4%
Preferred Stocks                                      25.3%
U.S. Government Agency Obligation                     16.9%
Commercial Paper                                       2.4%

                            INDUSTRY BREAKDOWN
                  Percentages based on total investments

DESCRIPTION OF CHART
Pie chart broken into pieces using the figures below:

Commercial Paper                                       2.4%
U.S. Government Agency Obligation                     16.9%
Food and Beverages                                    11.2%
Utility                                                9.1%
Transportation                                         8.0%
Banking/Finance                                        6.9%
Cement                                                 6.9%
Metals and Mining                                      5.9%
Household Appliances                                   5.6%
Capital Goods                                          5.0%
Other Stocks                                          22.1%



                                                                   PERCENTAGE OF
TOP TEN HOLDINGS                                                    NET ASSETS
 1. Federal Home Loan Bank, Discount Note                              17.3%
 2. Cementos Lima Common                                                3.4
 3. Astra Compania Argentina de Petroleo                                3.2
 4. Corporacion Cementaria Argentina (CORCEMAR)                         3.1
 5. Marcopolo, Series B                                                 3.0
 6. Credicorp Ltd.                                                      2.9
 7. Randon Participacoes                                                2.8
 8. Refrigeracao Parana                                                 2.7
 9. Molinos Rio de la Plata                                             2.7
10. Enrique Ferreyros                                                   2.6
                                                                       43.7%

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS                                  OCTOBER 31, 1995

                                                                                      VALUE
     SHARES                                                                         (NOTE 1)
COMMON STOCKS -- 56.6%
ARGENTINA -- 23.7%
      1,000,000   Astra Compania Argentina de Petroleo                             $ 1,479,926
        230,000   Bagley, Series B                                                     464,577
        150,000   Capex                                                                967,452
        300,000   Central Costanera                                                    830,958
        300,000   Central Puerto, Series B                                             914,954
        205,733   Compania Interamericana de Automoviles (CIADEA)                      750,887
        335,000   Corporacion Cementaria Argentina (CORCEMAR)+                       1,440,428
        220,000   Fiplasto+                                                            494,975
         50,000   Grimoldi, Series B                                                   212,489
      2,000,000   Indupa                                                               999,950
        300,000   Inversiones y Representaciones (IRSA)                                629,969
         96,000   Juan Minetti                                                         235,188
        136,450   Longvie+                                                              83,913
        200,000   Molinos Rio de la Plata+                                           1,249,938
         56,720   Nobleza Piccardo                                                     218,361
                                                                                    10,973,965
CHILE -- 5.7%
         40,000   Chilquinta, ADR                                                      700,000
         74,000   Laboratorios de Chile, ADR                                           888,000
         60,000   Maderas y Sinteticas, ADR (MASISA)                                 1,072,500
                                                                                     2,660,500
COLOMBIA -- 2.7%
         72,000   Carulla                                                              465,716
         36,981   Corporacion Financiera del Valle, Series B, ADR (CORFIVALLE)         457,825
        300,000   Gran Cadena de Almacenes Colombianos (CADENALCO)                     339,960
                                                                                     1,263,501
MEXICO -- 9.8%
        600,000   Grupo Financiero del Norte, Series B                                 613,875
        500,000   Grupo Posadas, Series L+                                             146,461
         60,000   Grupo Radio Centro, ADR                                              427,500
        469,000   Industrias Campos Hermanos, Series B+                                696,762
        200,000   Jugos del Valle, Series B                                            329,643
        520,000   Sistema Argos, Series B                                              246,335
        150,000   Transportacion Maritima Mexicana, ADR (TMM)                        1,068,750
        148,600   Tubos de Acero de Mexico, ADR (TAMSA)+                             1,003,050
                                                                                     4,532,376
PERU -- 14.7%
        132,476   Banco Wiese, ADR                                                     877,654
        105,175   Cementos Lima Common                                               1,560,931
        267,482   Cerveceria San Juan                                                  271,256
         80,088   Credicorp Ltd.                                                     1,321,452
      1,063,000   Enrique Ferreyros                                                  1,218,607
        368,994   Indeco Peruana+                                                      183,846
      1,091,254   Industrias Pacocha                                                   817,959
         76,808   Minsur Trabajo                                                       534,405
                                                                                     6,786,110
TOTAL COMMON STOCKS (COST $30,763,954)                                              26,216,452


PREFERRED STOCKS -- 25.8%
BRAZIL -- 25.8%
     35,000,000   Bombril                                                              582,272
      8,000,000   Casa Anglo                                                           499,090
      1,200,000   Celesc, Series B+                                                    910,840
     80,000,000   Ceval                                                              1,039,771
     32,300,000   Continental 2001                                                     722,069
     20,000,000   Cosigua                                                              172,602
      1,200,000   Frigobras                                                            898,362
      3,750,000   Iochpe-Maxion                                                      1,169,704
      8,000,000   Marcopolo, Series B                                                1,398,368
     14,000,000   Metal Leve                                                           247,465
     60,000,000   Organizacao Sisternas Aplicas, (OSA)                                 654,432
  1,637,500,000   Randon Participacoes                                               1,311,022
    537,900,000   Refrigeracao Parana                                                1,269,595
        202,000   Renner Herrmann                                                      333,954
     10,000,000   Riograndense                                                         176,761
      4,160,000   Sao Paulo Alpargatas                                                 568,796
TOTAL PREFERRED STOCKS (COST $16,040,196)                                           11,955,103


   FACE VALUE
SHORT-TERM INSTRUMENTS -- 19.8%
COMMERCIAL PAPER -- 2.5% (COST $1,150,000)
 $     1,150,000  Ford Motor Credit Company, 5.900% due 11/01/1995                   1,150,000
U.S. GOVERNMENT AGENCY OBLIGATION -- 17.3% (COST $7,997,502)
      8,000,000   Federal Home Loan Bank, Discount Note, 5.620%++ due
                  11/03/1995                                                         7,997,502
TOTAL SHORT-TERM INSTRUMENTS (COST $9,147,502)                                       9,147,502
TOTAL INVESTMENTS (COST $55,951,652*)                                   102.2%      47,319,057
OTHER ASSETS AND LIABILITIES (NET)                                       (2.2)      (1,005,532)
NET ASSETS                                                              100.0%     $46,313,525
 * Aggregate cost for Federal tax purposes.
 + Non-income producing securities.
++ Interest rate represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                                                         CONTRACT      VALUE
                                                                        VALUE DATE   (NOTE 1)
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
  (CONTRACT AMOUNT $8,081)
7,750   Brazilian Cruzeiro                                              11/01/1995    $8,058

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                       OCTOBER 31, 1995

ASSETS:
   Investments, at value (Cost $55,951,652) (Note 1)
     See accompanying schedule                                                        $47,319,057
   Cash and foreign currency (Cost $109,067)                                              109,066
   Unamortized organization costs (Note 5)                                                127,352
   Dividends and interest receivable                                                       43,832
   TOTAL ASSETS                                                                        47,599,307
LIABILITIES:
   Payable for investment securities purchased                             $958,924
   Offering costs payable (Note 4)                                           64,575
   Custodian fees payable (Note 2)                                           56,500
   Investment advisory fee payable (Note 2)                                  50,912
   Administration fee payable (Note 2)                                        8,448
   Accrued Directors' fees and expenses (Note 2)                              6,187
   Transfer agent fees payable (Note 2)                                       5,943
   Net unrealized depreciation of forward foreign currency contracts             23
   Accrued expenses and other payables                                      134,270
   TOTAL LIABILITIES                                                                    1,285,782
NET ASSETS                                                                            $46,313,525
NET ASSETS consist of:
   Undistributed net investment income                                                $   710,807
   Accumulated net realized loss on securities, forward foreign currency
     contracts and foreign currencies                                                    (719,352)
   Net unrealized depreciation of securities, forward foreign currency
     contracts, foreign currencies and net other assets                                (8,634,224)
   Par value of common stock                                                                4,007
   Paid-in capital in excess of par value of common stock                              54,952,287
TOTAL NET ASSETS                                                                      $46,313,525
NET ASSET VALUE:
   Net asset value per share
     ($46,313,525 / 4,007,169 shares of common stock outstanding)                     $     11.56

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 1995*

INVESTMENT INCOME:
   Interest                                                                           $ 1,402,633
   Dividends (net of foreign withholding taxes of $59,424)                                650,760
   TOTAL INVESTMENT INCOME                                                              2,053,393
EXPENSES:
   Investment advisory fee (Note 2)                                        $624,310
   Custodian fees (Note 2)                                                  181,119
   Administration fee (Note 2)                                               98,082
   Legal and audit fees                                                      95,959
   Directors' fees and expenses (Note 2)                                     50,577
   Transfer agent fees (Note 2)                                              40,790
   Amortization of organization costs (Note 5)                               31,078
   Other                                                                     90,548
   TOTAL EXPENSES                                                                       1,212,463
NET INVESTMENT INCOME                                                                     840,930
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
   Net realized gain/(loss) on:
       Securities                                                                        (719,352)
       Forward foreign currency contracts                                                (170,081)
       Foreign currencies                                                                  32,743
   Net realized loss on investments during the period                                    (856,690)
   Net change in unrealized depreciation of:
       Securities                                                                      (8,632,595)
       Forward foreign currency contracts                                                     (23)
       Foreign currencies and net other assets                                             (1,606)
   Net unrealized depreciation of investments during the period                        (8,634,224)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                        (9,490,914)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(8,649,984)

* The Fund commenced operations on November 7, 1994.

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       PERIOD
                                                                        ENDED
                                                                      10/31/95*
Net investment income                                               $    840,930
Net realized loss on securities, forward foreign currency contracts
  and foreign currencies during the period                              (856,690)
Net unrealized depreciation of securities, forward foreign currency contracts, foreign currencies and net other assets during the
  period                                                              (8,634,224)
Net decrease in net assets resulting from operations                  (8,649,984)
Net increase in net assets from Fund share transacations (Note 4)     55,799,992
Offering costs charged to paid-in capital (Note 4)                      (936,491)
Net increase in net assets                                            46,213,517
NET ASSETS:
Beginning of period                                                      100,008
End of period (including undistributed net investment of $710,807
  at October 31, 1995)                                              $ 46,313,525

* The Fund commenced operations on November 7, 1994.

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                        PERIOD
                                                                         ENDED
                                                                       10/31/95*
Net Asset Value, beginning of period                                   $  13.95
Income from investment operations:
  Net investment income                                                    0.21
  Net realized and unrealized loss on investments                         (2.37)
Total from investment operations                                          (2.16)
Offering costs charged to paid-in capital                                 (0.23)
Net Asset Value, end of period                                         $  11.56
Market Value, end of period                                            $   9.50
Total return+                                                            (36.67)%
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                                  $ 46,314
  Ratio of operating expenses to average net assets                        2.43%**
  Ratio of net investment income to average net assets                     1.68%**
  Portfolio turnover rate                                                     7%

 * The Fund commenced operations on November 7, 1994. Beginning Net Asset Value results from initial offering price of $15.00 per share less com-missions and offering expenses of $1.05 per share.
** Annualized.
 + Total return represents aggregate total return for the period indicated based on initial market value per share of $15.00 and ending market value per share of $9.50.

                    SEE NOTES TO FINANCIAL STATEMENTS.


LATIN AMERICA GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    Latin America Growth Fund, Inc. (the "Fund") was incorporated as a Maryland corporation on June 27, 1994. It is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Prior to September 29, 1995, the Fund was known as Lehman Brothers Latin America Growth Fund, Inc. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its fi-nancial statements.

    Portfolio Valuation: In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last cur-rent bid and asked price at the close of business of that market. In in-stances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Di-rectors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which re-liable quotations or pricing services are not readily available and all other securities and assets are valued at fair value in good faith by, or under procedures established by, the Fund's Board of Directors.

    Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding pe-riod. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collat-eral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dis-pose of the collateral securities, including the risk of a possible de-cline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Fund's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabil-ities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such trans-actions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of currencies and net other assets. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on in-vestment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of for-eign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts for purposes other than trading in order to re-duce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward foreign currency contracts are valued at the forward rate and are marked-to- market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the differ-ence between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluc-tuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any poten-tial gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securi-ties transactions are recorded on the identified cost basis. Dividend in-come is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

    Dividends and Distributions to Shareholders: The Fund intends to dis-tribute annually to shareholders substantially all of its net investment income and to distribute any realized capital gains at least annually. In-come distributions and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distribu-tions made by the Fund.

    Federal Income Taxes: The Fund intends to qualify as a regulated in-vestment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its sharehold-ers. Therefore, no Federal income tax provision is required.

    For the period ended October 31, 1995, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized loss to undistributed net investment income.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED
    PARTY TRANSACTIONS

    Prior to September 29, 1995, Lehman Brothers Global Asset Management Limited ("LBGAM"), a wholly-owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings"), served as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). LBGAM provided investment advisory services to the Fund and was responsible for the man-agement of the Fund's portfolio of investments in accordance with the Fund's investment objectives and policies. Under the Advisory Agreement, LBGAM was entitled to receive a monthly fee at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

    On June 16, 1995, LBGAM entered into a sub-investment advisory agree-ment with IDS International Inc. ("IDSI"). Under the sub-investment advi-sory agreement, LBGAM paid IDSI a monthly fee at an annual rate of 1.125% of the value of the Fund's average weekly net assets.

    As of the close of business on September 28, 1995, IDSI completed the acquisition of the investment management business related to the Fund. On September 29, 1995, IDSI succeeded LBGAM as the Fund's investment adviser.
The new investment advisory agreement with IDSI contains substantially all the same terms and conditions as the investment advisory agreement with LBGAM. The Fund will pay IDSI on the first business day of each month a fee for the previous month at the annual rate of 1.25% of the value of the Fund's average daily net assets.

    The Shareholder Services Group, Inc. ("TSSG"), a wholly-owned subsid-iary of First Data Corporation, serves as the Fund's U.S. Administrator (the "U.S. Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, TSSG is entitled to receive a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $100,000. TSSG also acts as the Fund's transfer agent, dividend paying agent and registrar.

    The Fund is required under the laws of Brazil, Chile and Colombia to appoint a local administrator in connection with the Fund's investments in each such country. Banco Geral, Boston Inversiones Servicios, and Fiducom-erico act as local administrators for the Fund in Brazil, Chile and Colom-bia, respectively, pursuant to arrangements established by Boston Safe De-posit and Trust Company ("Boston Safe"), the Fund's custodian.

    Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corpo-ration, serves as the Fund's custodian and may employ sub-custodians out-side of the United States.

    The Toyo Trust and Banking Company, Limited 4-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo, Japan, serves as the Fund's dividend paying agent and shareholder servicing agent for the Fund's common stock that is benefi-cially owned by investors in Japan.

    No officer, director, or employee of IDSI, TSSG or any parent or sub-sidiary of those corporations receives any compensation from the Fund for serving as a director or officer of the Fund. The Fund pays each director who is not a director, an officer or employee of IDSI, TSSG or any of their affiliates $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 1995 aggregated $49,106,633 and $1,726,782, respectively.

    At October 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,876,754 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,509,349.

4. SHARES OF CAPITAL STOCK

    The authorized capital stock of the Fund is 100,000,000 shares of Com-mon Stock ($0.001 par value). Changes in shares outstanding for the Fund were as follows:

                                                            PERIOD ENDED
                                                             10/31/95*
                                                     SHARES            AMOUNT
Initial issuance of shares**                        4,000,000        $55,799,992
Total increase                                      4,000,000        $55,799,992

 * The Fund commenced operations on November 7, 1994.
** On October 26, 1994, the Fund sold a total of 7,169 shares to Lehman
   Brothers Inc. and proceeds to the Fund amounted to $100,008. Proceeds to the Fund on the public offering of 4,000,000 shares of its Common Stock amounted to $55,799,992 before offering costs of $936,491. Under-writing discounts and commissions paid directly to Lehman Brothers Inc. and other underwriters amounted to $4,200,000.

5. ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization and of-fering, including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a pe-riod of five years from the commencement of operations of the Fund. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Fund will be reimbursed for any unamortized orga-nization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. ANTIDISCOUNT MEASURES

    If, at any time after the second year following the initial offering of the Fund's shares of Common Stock, shares of the Fund's Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, au-thorizing various actions designed to reduce the discount. These actions may include periodic repurchases of shares, tender offers to purchase shares from all stockholders at net asset value or recommending to share-holders conversion to an open-end investment company. No assurance can be given that the Fund's Board of Directors will convert to an open-end in-vestment company or that repurchases or tender offers will be made or that if made, they will reduce or eliminate market discount.

7. NON-U.S. SECURITIES

    At October 31, 1995, 82.4% of the Fund's net assets were invested in Latin American securities. There are significant differences between Latin American and U.S. securities markets, including, among others, greater price volatility, less liquidity, smaller market capitalization and less government supervision and regulation in the Latin American securities markets. Consequently, acquisitions and dispositions by the Fund of secu-rities in these markets may be inhibited.

8. CAPITAL LOSS CARRYFORWARD

    At October 31, 1995, the Fund had for Federal tax purposes unused cap-ital losses of $719,352 expiring on October 31, 2003, which can be used to offset future net capital gains.

9. SUBSEQUENT EVENT

    As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                               NET REALIZED AND UNREALIZED   NET DECREASE IN NET ASSETS
                       NET INVESTMENT INCOME       LOSS ON INVESTMENTS        RESULTING FROM OPERATIONS
                        TOTAL                     TOTAL                         TOTAL
QUARTER ENDED           (000)     PER SHARE       (000)        PER SHARE        (000)       PER SHARE
January 31, 1995*       $264        $0.07        $(3,381)       $(0.85)        $(3,117)       $(0.78)
April 30, 1995           379         0.09           (824)        (0.20)           (445)        (0.11)
July 31, 1995            170         0.04           (523)        (0.13)           (353)        (0.09)
October 31, 1995          28         0.01         (4,763)        (1.19)         (4,735)        (1.18)

* For the period November 7, 1994 through January 31, 1995.

LATIN AMERICA GROWTH FUND, INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Directors of Latin America Growth Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Latin America Growth Fund, Inc., including the schedule of portfolio investments, as of October 31, 1995 and the related statements of opera-tions and changes in net assets and financial highlights for the period from November 7, 1994 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and fi-nancial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custo-dian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We be-lieve that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights re-ferred to above present fairly, in all material respects, the financial position of Latin America Growth Fund, Inc., at October 31, 1995, the re-sults of its operations, the changes in its net assets and financial high-lights for the period from November 7, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Boston, Massachusetts
December 4, 1995


LATIN AMERICA GROWTH FUND, INC.

ADDITIONAL INFORMATION (unaudited)

DIVIDEND REINVESTMENT PLAN

    The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capi-tal gains at least annually. Net investment income for this purpose is in-come other than net realized long and short-term capital gains net of ex-penses. Pursuant to the Dividend Reinvestment Plan (the "Plan"), share-holders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically re-invested by First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc.) (the "Plan Agent") in Fund shares pursuant to the Plan unless such shareholders elect to receive dis-tributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by FDISG, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will adminis-ter the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net assets per share on that date, the Fund will issue new shares to participants at net asset value, provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or dis-tribution payment date or, if that date is not a trading day on the ex-change on which the Fund's shares are listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, for the participant's accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan pro-vides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market dis-count shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the unin-vested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

    The Plan Agent maintains all shareholder accounts in the Plan and fur-nishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capi-tal gains distributions. The Plan Agent's fees for the handling of the re-investment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distribu-tions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions made by the participant. Broker-age charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus at-tainable.

    The receipt of dividends and distributions under the Plan will not re-lieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subse-quent to notice of the termination sent to members of the Plan at least thirty days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when nec-essary or appropriate to comply with applicable law, rules of policies of a regulatory authority) only by at least thirty days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

RESULTS OF SHAREHOLDER MEETING

    On September 28, 1995, the Fund held a Special Meeting of Stockholders to consider (1) the approval of a new investment advisory agreement be-tween the Fund and IDSI containing the same terms and conditions, includ-ing the fee charged to the Fund, as the Fund's previous investment advi-sory agreement with LBGAM and ratification of the sub-investment advisory agreement among LBGAM, IDSI and the Fund pursuant to which IDSI acted as sub-investment adviser to the Fund since June 16, 1995, and (2) the ap-proval of an amendment to the Fund's charter to change the name of the Fund. Both proposals were approved by the Fund's shareholders. The results of each proposal are as follows:

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT.

                                                 % OF SHARES          % OF SHARES
                                                    VOTED             OUTSTANDING
   Voted:
       For                  2,015,087              95.19%               50.29%
       Against                 41,865               1.98%                1.04%
       Abstain                 59,998               2.83%                1.50%



PROPOSAL 2: APPROVAL OF AMENDMENT TO THE FUND'S CHARTER CHANGING THE
             NAME OF THE FUND.

                                                 % OF SHARES          % OF SHARES
                                                   VOTED              OUTSTANDING
   Voted:
       For                  3,526,926              97.81%                88.01%
       Against                 26,887                .75%                  .67%
       Abstain                 52,003               1.44%                 1.30%


                      LATIN AMERICA GROWTH FUND, INC.
                            One Exchange Place
                             Boston, MA 02109

       DIRECTORS AND OFFICERS                      INVESTMENT ADVISER

          Peter L. Lamaison                      IDS International Inc.
        Chairman of the Board                  11th Floor Dashwood House
            and President                         69 Old Broad Street
                                                    London EC2M 1QS
      Philip H. Didriksen, Jr.                       United Kingdom
              Director
                                                  INFORMATION NUMBERS
           Rodman L. Drake
              Director                               1-800-310-8239
                                                     1-612-671-2334
     Kathleen C. Holmes-McClave
              Director                             ADMINISTRATOR AND
                                                     TRANSFER AGENT
            Peer Pedersen
              Director                 First Data Investor Services Group, Inc.
                                                   One Exchange Place
              Ian King                           Boston, MA 02109-2873
           Vice President
       and Investment Officer                  SHAREHOLDER SERVICE NUMBER

     Patricia L. Bickimer, Esq.                      1-800-331-1710
              Secretary
                                                  INDEPENDENT AUDITORS
           Michael Kardok
              Treasurer                            Ernst & Young LLP
                                                  200 Clarendon Street
            FUND COUNSEL                            Boston, MA 02116

Shereff, Friedman, Hoffman & Goodman                   CUSTODIAN
          919 Third Avenue
         New York, NY 10022               Boston Safe Deposit & Trust Company
                                                    One Boston Place
                                                    Boston, MA 02108